UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2012

WNC HOUSING TAX CREDIT FUND V, L.P., Series 4

(Exact name of registrant as specified in its charter)

California	0-21897	33-0707612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17782 Sky Park Circle
Irvine, CA	92614-6404
(Address of principal executive offices)	(Zip Code)

 (Address of principal executive offices)

Registrant’s telephone number, including area code:
(714) 662-5565

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

WNC HOUSING TAX CREDIT FUND V, L.P., Series 4 (the “Partnership”) was informed by Reznick Group, P.C. (“Reznick Group”), the Partnership’s independent registered public accounting firm, that it has entered into a business combination with J. H. Cohn, LLP (“J. H. Cohn”).  In connection with the business combination J.H. Cohn legally changed its name to CohnReznick LLP (“CohnReznick”) and continues to be registered with the PCAOB. On November 2, 2012  Reznick Group resigned as the Partnership’s independent registered public accounting firm. The Partnership’s general partner has appointed CohnReznick as the Partnership’s independent registered public accounting firm effective November 2, 2012.

The Partnership has not yet filed its annual report for the fiscal years ended March 31, 2012 and 2011. Accordingly, not all the disclosure required by Item 304(a)(1) and Item 304(a)(2) is included herein for such fiscal years.

Reznick Group was engaged on October 31, 2003.  From October 31, 2003 to November 2, 2012 (the “Engagement Period”), Reznick Group  did not issue any reports on the Partnership’s financial statements for any fiscal years or for any interim periods, including the interim period ending November 2, 2012.  Therefore, there were no adverse opinions or disclaimers of opinion, nor were any opinions qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Engagement Period there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Partnership and Reznick Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Reznick Group would have caused Reznick Group to make reference thereto in its reports on the Partnership’s financial statements for such years, had such reports been issued, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the Engagement Period neither the Partnership, nor anyone on its behalf, consulted J.H. Cohn regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Partnership, and no written report or oral advice was provided to the Partnership by J.H. Cohn that was an important factor considered by the Partnership in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership provided Reznick Group with a copy of this Form 8-K and requested that Reznick Group provide the Partnership with a letter addressed to the Securities and Exchange Commission stating whether or not Reznick Group agrees with the above disclosures. A copy of the Reznick Group’s letter, dated November 2, 2012, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit No.                      Description

16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WNC HOUSING TAX CREDIT FUND V, L.P., Series 4
(Registrant)
Dated: November 2, 2012	/s/WILFRED N. COOPER, JR.
Wilfred N. Cooper, Jr. President and Chief Executive Officer of WNC & Associates, Inc., General Partner
Dated: November 2, 2012	/s/MELANIE R. WENK
Melanie R. Wenk Vice President-Chief Financial Officer of WNC & Associates, Inc., General Partner

Exhibit Index

Exhibit No.                      Description

16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 2, 2012.